Income Taxes - Deferred Income Taxes (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred income tax assets:
Future deductible differences	$ 923	$ 1,082
Tax loss carry-forward	387	260
Total deferred income tax assets	1,310	1,342
Deferred income tax liabilities:
Intangible assets	(4,013)	(4,548)
Property, plant and equipment, net	(3,264)	(3,347)
Other	(1,210)	(1,212)
Total deferred income tax liabilities	(8,487)	(9,107)
Net deferred income tax liabilities	$ (7,177)	$ (7,765)